UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☐	Definitive Proxy Statement

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☐	Soliciting Material under §240.14a-12

DISTOKEN ACQUISITION CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY STATEMENT

SUBJECT TO COMPLETION, DATED OCTOBER 13, 2023

DISTOKEN ACQUISITION CORPORATION

UNIT 1006, BLOCK C, JINSHANGJUN PARK

NO. 2 XIAOBA ROAD, PANLONG DISTRICT

KUNMING, YUNNAN, CHINA

LETTER TO SHAREHOLDERS

Dear Distoken Acquisition Corporation Shareholder:

You are cordially invited to attend the extraordinary general meeting of Distoken Acquisition Corporation, a Cayman Islands exempted company (the “Company”), which will be held on [   ], 2023, at 10:00 a.m. Eastern Time (the “Meeting”), at the offices of Ellenoff Grossman & Schole LLP located at 1345 Avenue of the Americas, 11th Floor, New York, NY 10105, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be adjourned. You can participate in the meeting, vote, and submit questions via live webcast by visiting [   ]. You will not be required to attend the meeting in person in order to vote, and we encourage virtual participation.

The attached Notice of the Meeting and proxy statement describe the business the Company will conduct at the Meeting and provide information about the Company that you should consider when you vote your shares. As set forth in the attached proxy statement, the Meeting will be held for the purpose of considering and voting on the following proposals:

1.	Proposal No. 1 — Extension Amendment Proposal — To approve, as a special resolution, an amendment to the Company’s Amended and Restated Memorandum and Articles of Association (the “Memorandum and Articles of Association”) to give the Company’s board of directors (the “Board”) the right to extend the date by which the Company has to consummate a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination involving the Company, with one or more businesses (a “business combination”) (such date, the “Termination Date”) from November 17, 2023 (the “Original Termination Date”) (as extended, the “Charter Extension”) until August 19, 2024 (as extended, the “Charter Extension Date”), or such earlier date as determined by the Board (the “Extension Amendment Proposal”); and

2.	Proposal No. 2 — Adjournment Proposal — To approve, as an ordinary resolution, the adjournment of the Meeting to a later date or dates or indefinitely, if necessary, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals or (ii) if the Board determines before the Meeting that it is not necessary or no longer desirable to proceed with the proposals (the “Adjournment Proposal”). For the avoidance of doubt, if put forth at the Meeting, the Adjournment Proposal will be the first and only proposal voted on and the Extension Amendment Proposal will not be submitted to the shareholders for a vote.

Each of the Extension Amendment Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow the Company additional time to complete an initial business combination (the “Business Combination”). The Company's Memorandum and Articles of Association currently provides that the Company has until November 17, 2023 to complete a Business Combination, subject to the exercise of extensions up to three times, each by an additional three months (each, a “Paid Extension”) (for a total of up to 18 months from the closing of the initial public offering to complete a Business Combination) and subject to the Sponsor (as defined below) depositing additional funds into the Trust Account (as defined below). The Board has determined that it is in the best interests of the Company to seek an extension of the Termination Date and have the Company’s shareholders approve the Extension Amendment Proposal to allow additional time to consummate a Business Combination. Without the Charter Extension, the Company believes that the Company will not be able to complete a Business Combination on or before the Original Termination Date. If that were to occur, the Company would be precluded from completing the Business Combination and would be forced to liquidate on the Original Termination Date.

As contemplated by the Memorandum and Articles of Association, the holders of the Ordinary Shares issued as part of the units sold in the Company’s initial public offering (the “Public Shares”) may elect (the “Election”) to redeem their Public Shares upon approval of the Extension Amendment Proposal at a per share price, payable in cash, equal to the aggregate amount then on deposit in a trust account, including interest earned and not previously released to the Company to pay its tax obligations, if any (the “Trust Account”), established to hold a portion of the proceeds of the initial public offering (the “initial public offering”) and the concurrent sale of the Private Placement Units (as defined below), divided by the number of Public Shares then in issue (the “Redemption”), regardless of how such public shareholders vote in regard to the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of shareholders (and not abandoned), the holders of Public Shares remaining after the Redemption will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account upon consummation of the Business Combination. In addition, public shareholders who do not make the Election would be entitled to have their Public Shares redeemed for cash if the Company has not completed the Business Combination by the Charter Extension Date. Our sponsor, Xiaosen Sponsor LLC, a Cayman Islands limited liability company (the “Sponsor”), owns 1,725,000 Ordinary Shares (the “Founder Shares”) that were issued to the Sponsor prior to the Company’s initial public offering. In addition, our Sponsor owns 545,000 private placement units (the “Private Placement Units”), which were purchased in a private placement that occurred simultaneously with the completion of the Company’s initial public offering.

On the Record Date (as defined below), the redemption price per share was approximately $[   ] (which is expected to be the same approximate amount two business days prior to the Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $[    ] million as of the Record Date (including interest not previously released to the Company to pay its taxes), divided by the total number of then outstanding Public Shares. The closing price of the Ordinary Shares of the Company (the “Ordinary Shares”) on the Nasdaq Global Market on the Record Date was $[    ]. Accordingly, if the market price of the Ordinary Shares were to remain the same until the date of the Meeting, exercising redemption rights would result in a public shareholder receiving approximately $[   ] more per share than if the shares were sold in the open market. The Company cannot assure shareholders that they will be able to sell their Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. The Company believes that such redemption right enables its public shareholders to determine whether or not to sustain their investments for an additional period if the Company does not complete the Business Combination on or before the Original Termination Date.

If the Extension Amendment Proposal is not approved and the Business Combination is not completed on or before the Original Termination Date, November 17, 2023, and the Company does not exercise a Paid Extension, as contemplated by and in accordance with the Memorandum and Articles of Association, the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations, if any (less up to $50,000 of interest to pay dissolution expenses, and which interest shall be net of taxes payable), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of a majority of at least two-thirds (2/3) of the Ordinary Shares who, being present and entitled to vote at the Meeting, vote at the Meeting or any adjournment or postponement thereof.

The approval of the Adjournment Proposal (if put to the Meeting) requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the Ordinary Shares who, being present and entitled to vote at the Meeting, vote at the Meeting or any adjournment or postponement thereof.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Meeting to a later date or dates or indefinitely, if necessary, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals or (ii) if the Board determines before the Meeting that it is not necessary or no longer desirable to proceed with the proposals. The Adjournment Proposal will be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal at the Meeting.

The Board has fixed the close of business on October 17, 2023 (the “Record Date”) as the date for determining the Company’s shareholders entitled to receive notice of and vote at the Meeting and any adjournment thereof. Only holders of record of Ordinary Shares on that date are entitled to have their votes counted at the Meeting or any adjournment thereof.

The Company believes that it is in the best interests of the Company’s shareholders that the Company obtains the Charter Extension. After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal and the Adjournment Proposal are in the best interests of the Company and its shareholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

The Company reserves the right at any time to cancel the Meeting (by means of adjourning the Meeting sine die) and not to submit to its shareholders any of the proposals. In the event the Meeting is cancelled, the Company will liquidate and dissolve in accordance with its Memorandum and Articles of Association.

Enclosed is the proxy statement containing detailed information about the Meeting, the Extension Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Meeting, the Company urges you to read this material carefully and vote your shares.

By Order of the Board of Directors of Distoken Acquisition Corporation,

Jian Zhang
Chief Executive Officer

Your vote is very important. Whether or not you plan to attend the Meeting, please vote as soon as possible by following the instructions in this proxy statement to make sure that your shares are represented and voted at the Meeting. The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of a majority of at least two-thirds (2/3) of the Ordinary Shares who, being present and entitled to vote at the Meeting, vote at the Meeting or any adjournment or postponement thereof. Approval of the Adjournment Proposal requires the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares present in person or by proxy at the Meeting and entitled to vote thereon. Accordingly, if you fail to vote in person or by proxy at the Meeting, your shares will not be counted for the purposes of determining whether the Extension Amendment Proposal and the Adjournment Proposal are approved by the requisite majorities. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Meeting.

NOTICE OF AN EXTRAORDINARY GENERAL MEETING

OF DISTOKEN ACQUISITION CORPORATION

TO BE HELD ON [   ], 2023

To the Shareholders of Distoken Acquisition Corporation:

NOTICE IS HEREBY GIVEN that an extraordinary general meeting of Distoken Acquisition Corporation, a Cayman Islands exempted company (the “Company”), will be held on [   ], 2023, at 10:00 a.m. Eastern Time (the “Meeting”), at the offices of Ellenoff Grossman & Schole LLP located at 1345 Avenue of the Americas, 11th Floor, New York, NY 10105, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be adjourned. You can participate in the meeting, vote, and submit questions via live webcast by visiting [   ]. You will not be required to attend the meeting in person in order to vote, and we encourage virtual participation. You are cordially invited to attend the Meeting for the purpose of considering and voting on the following proposals, more fully described below in this proxy statement, which is dated [   ], 2023 and is first being mailed to shareholders on or about [    ], 2023:

1.	Proposal No. 1 — Extension Amendment Proposal — To approve, as a special resolution, an amendment to the Company’s Amended and Restated Memorandum and Articles of Association (the “Memorandum and Articles of Association”) to give the Company’s board of directors (the “Board”) the right to extend the date by which the Company has to consummate a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination involving the Company, with one or more businesses (a “business combination”) (such date, the “Termination Date”) from November 17, 2023 (the “Original Termination Date”) (as extended, the “Charter Extension”) until August 19, 2024 (as extended, the “Charter Extension Date”), or such earlier date as determined by the Board (the “Extension Amendment Proposal”); and

2.	Proposal No. 2 — Adjournment Proposal — To approve, as an ordinary resolution, the adjournment of the Meeting to a later date or dates or indefinitely, if necessary, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals or (ii) if the Board determines before the Meeting that it is not necessary or no longer desirable to proceed with the proposals (the “Adjournment Proposal”). For the avoidance of doubt, if put forth at the Meeting, the Adjournment Proposal will be the first and only proposal voted on and the Extension Amendment Proposal will not be submitted to the shareholders for a vote.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow the Company additional time to complete an initial business combination (the “Business Combination”). The Company's Memorandum and Articles of Association currently provides that the Company has until November 17, 2023 to complete a Business Combination, subject to the exercise of extensions up to three times, each by an additional three months (each, a “Paid Extension”) (for a total of up to 18 months from the closing of the initial public offering to complete a Business Combination) and subject to the Sponsor (as defined below) depositing additional funds into the Trust Account (as defined below). The Board has determined that it is in the best interests of the Company to seek an extension of the Original Termination Date and have the Company’s shareholders approve the Extension Amendment Proposal to allow for a short period of additional time to consummate a Business Combination. Without the Charter Extension, the Company believes that the Company will not be able to complete a Business Combination on or before the Original Termination Date. If that were to occur, the Company would be precluded from completing the Business Combination and would be forced to liquidate on the Original Termination Date.

As contemplated by the Memorandum and Articles of Association, the holders of the Ordinary Shares issued as part of the units sold in the Company’s initial public offering (the “Public Shares”) may elect (the “Election”) to redeem their Public Shares upon approval of the Extension Amendment Proposal at a per share price, payable in cash, equal to the aggregate amount then on deposit in a trust account, including interest earned and not previously released to the Company to pay its tax obligations, if any (the “Trust Account”), established to hold a portion of the proceeds of the initial public offering (the “initial public offering”) and the concurrent sale of the Private Placement Units (as defined below), divided by the number of Public Shares then in issue (the “Redemption”), regardless of how such public shareholders vote in regard to the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of shareholders (and not abandoned), the holders of Public Shares remaining after the Redemption will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account upon consummation of the Business Combination. In addition, public shareholders who do not make the Election would be entitled to have their Public Shares redeemed for cash if the Company has not completed the Business Combination by the Charter Extension Date. Our sponsor, Xiaosen Sponsor LLC, a Cayman Islands limited liability company (the “Sponsor”), owns 1,725,000 shares (the “Founder Shares”) of our Ordinary Shares that were issued to the Sponsor prior to the Company’s initial public offering. In addition, our Sponsor owns 545,000 private placement units (the “Private Placement Units”), which were purchased in a private placement that occurred simultaneously with the completion of the Company’s initial public offering.

On the Record Date (as defined below), the redemption price per share was approximately $[   ] (which is expected to be the same approximate amount two business days prior to the Meeting), based on the aggregate amount on deposit in the Trust Account of $[   ] million as of the Record Date (including interest not previously released to the Company to pay its taxes), divided by the total number of then outstanding Public Shares. The closing price of the Ordinary Shares on the Nasdaq Global Market (“Nasdaq”) on the Record Date was $[    ]. Accordingly, if the market price of the Ordinary Shares were to remain the same until the date of the Meeting, exercising redemption rights would result in a public shareholder receiving approximately $[    ] more per share than if the shares were sold in the open market. The Company cannot assure shareholders that they will be able to sell their Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. The Company believes that such redemption right enables its public shareholders to determine whether or not to sustain their investments for an additional period if the Company does not complete the Business Combination on or before the Original Termination Date.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Charter Extension. The Company cannot predict the amount that will remain in the Trust Account following the Redemption if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account, may be only a small fraction of the approximately $[     ] million that was in the Trust Account as of the Record Date.

If the Extension Amendment Proposal is not approved and the Business Combination is not completed on or before the Original Termination Date, November 17, 2023, and the Company does not exercise a Paid Extension, as contemplated by and in accordance with the Memorandum and Articles of Association, the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations, if any (less up to $50,000 of interest to pay dissolution expenses, and which interest shall be net of taxes payable), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

To exercise your redemption rights, you must tender your Public Shares to the Company’s transfer agent at least two business days prior to the Meeting. You may tender your Public Shares by either delivering your share certificate to the transfer agent or by delivering your shares (and share certificates (if any) and other redemption forms) electronically using the Depository Trust Company’s (“DTC”) Deposit/Withdrawal At Custodian (“DWAC”) system. If you hold your Public Shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the Public Shares from your account in order to exercise your redemption rights.

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of a majority of at least two-thirds (2/3) of the Ordinary Shares who, being present and entitled to vote at the Meeting, vote at the Meeting or any adjournment or postponement thereof.

The approval of the Adjournment Proposal (if put to the Meeting) requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the Ordinary Shares who, being present and entitled to vote at the Meeting, vote at the Meeting or any adjournment or postponement thereof. The Adjournment Proposal, if adopted, will allow our Board to adjourn the Meeting to a later date or dates or indefinitely, if necessary, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals or (ii) if the Board determines before the Meeting that it is not necessary or no longer desirable to proceed with the proposals. The Adjournment Proposal will be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal at the Meeting.

The Company reserves the right at any time to cancel the Meeting (by means of adjourning the Meeting sine die) and not to submit to its shareholders any of the proposals. In the event the Meeting is cancelled, the Company will liquidate and dissolve in accordance with its Memorandum and Articles of Association.

Record holders of Ordinary Shares at the close of business on October 17, 2023 (the “Record Date”) are entitled to vote or have their votes cast at the Meeting. On the Record Date, there were 9,448,000 issued and outstanding Ordinary Shares, which includes 545,000 Ordinary Shares that are included in the Private Placement Units, and 1,725,000 issued and outstanding Founder Shares.

A shareholder who is entitled to attend and vote at the Meeting is entitled to appoint one or more proxies to attend and vote instead of that shareholder, and that such proxyholder need not be a shareholder of the Company.

This proxy statement contains important information about the Meeting, the Extension Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Meeting, the Company urges you to read this material carefully and vote your shares.

This proxy statement is dated [    ], 2023 and is first being mailed to shareholders on or about [    ], 2023.

By Order of the Board of Directors of Distoken Acquisition Corporation,

Jian Zhang
Chief Executive Officer

i

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect the Company’s current views with respect to, among other things, the Company’s capital resources and results of operations. Likewise, the Company’s financial statements and all of the Company’s statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect the Company’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. The Company does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•	the Company’s ability to complete the Business Combination;

•	the anticipated benefits of the Business Combination;

•	the volatility of the market price and liquidity of the Ordinary Shares and other securities of the Company;

•	the use of funds not held in the Trust Account or available to the Company from interest income on the Trust Account balance;

•	the competitive environment in which our successor will operate following the Business Combination; and

•	proposed changes in Securities and Exchange Commission (the “SEC”) rules related to special purpose acquisition companies (“SPACs”).

While forward-looking statements reflect the Company’s good faith beliefs, they are not guarantees of future performance. The Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law.

For a further discussion of these and other factors that could cause the Company’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on April 18, 2023, the Company’s Quarterly Reports on Form 10-Q as filed with the SEC on May 18, 2023 and August 14, 2023 and in other reports the Company files with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to the Company (or to third parties making the forward-looking statements).

QUESTIONS AND ANSWERS ABOUT THE MEETING

The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Meeting and the proposals to be presented at the Meeting. The following questions and answers do not include all the information that is important to the Company’s shareholders. Shareholders are urged to read carefully this entire proxy statement, including Annex A and the other documents referred to herein, to fully understand the proposal to be presented at the Meeting and the voting procedures for the Meeting, which will be held on [  ], 2023, at 10:00 a.m., Eastern Time. The Meeting will be held at the offices of Ellenoff Grossman & Schole LLP located at 1345 Avenue of the Americas, 11th Floor, New York, NY 10105, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be adjourned. We will also be hosting the Meeting via live webcast on the Internet. You will not be required to attend the meeting in person in order to vote, and we encourage virtual participation. You can participate in the Meeting, vote, and submit questions via live webcast by visiting [    ].

Q:	Why am I receiving this proxy statement?

A:	The Company is a blank check company incorporated as a Cayman Islands exempted company on July 1, 2020 for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or other similar business combination with one or more businesses or entities. On February 17, 2023, the Company consummated its initial public offering of 6,900,000 Units, each consisting of one Ordinary Share, one redeemable warrant, each warrant exercisable to purchase one Ordinary Share at an exercise price of $11.50 per share, and one right to receive one-tenth (1/10) of one Ordinary Share upon the consummation of an initial business combination, generating an aggregate amount of gross proceeds of $69,000,000. Simultaneously with the closing of the initial public offering, the Company consummated the private placement of an aggregate of 545,000 Private Placement Units, each consisting of one Ordinary Share, one warrant, each warrant exercisable to purchase one Ordinary Share at an exercise price of $11.50 per share, and one right to receive one-tenth (1/10) of one Ordinary Share upon the consummation of an initial business combination, generating gross proceeds of $5,450,000. The total offering generated an aggregate amount of gross proceeds of $74,450,000 to the Company.

Like most blank check companies, the Company’s Memorandum and Articles of Association provide for the return of the initial public offering proceeds held in the Trust Account to the holders of Public Shares sold in the initial public offering if there is no qualifying Business Combination(s) consummated on or before the Termination Date.

The Company believes that it is in the best interests of the Company’s shareholders to continue the Company’s existence until the Charter Extension Date if necessary in order to allow the Company additional time to complete the Business Combination and is therefore holding this Meeting.

Q:	When and where is the Meeting?

A:	The Meeting will be held at the offices of Ellenoff Grossman & Schole LLP located at 1345 Avenue of the Americas, New York, NY 10105. We will also be hosting the Meeting via live webcast on the Internet at [ ]. The webcast will start at 10:00 a.m. Eastern Time, on [ ], 2023.

Q:	Can I attend the Meeting in person?

A:	Yes. The Meeting will be held at the offices of Ellenoff Grossman & Schole LLP located at 1345 Avenue of the Americas, New York, NY 10105. We will also be hosting the Meeting via live webcast on the Internet. The webcast will start at 10:00 a.m. Eastern Time, on [ ], 2023. Any shareholder can listen to and participate in the Meeting live via the Internet at [ ]. Shareholders may vote and submit questions while connected to the Meeting on the Internet with the voter control number included on your proxy card.

Q:	What do I need in order to be able to participate in the Meeting online?

A:	You can attend the Meeting via the Internet by visiting [ ]. You will need the voter control number included on your proxy card in order to be able to vote your shares or submit questions during the Meeting. If you do not have a voter control number, you will be able to listen to the meeting only and you will not be able to vote or submit questions during the Meeting.

Q:	What are the specific proposals on which I am being asked to vote at the Meeting?

A:	The Company’s shareholders are being asked to consider and vote on the following proposals:

1.	Proposal No. 1 — Extension Amendment Proposal — To approve, as a special resolution, an amendment to the Company’s Amended and Restated Memorandum and Articles of Association (the “Memorandum and Articles of Association”) to give the Company’s board of directors (the “Board”) the right to extend the date by which the Company has to consummate a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination involving the Company, with one or more businesses (a “business combination”) (such date, the “Termination Date”) from November 17, 2023 (the “Original Termination Date”) (as extended, the “Charter Extension”) until August 19, 2024 (as extended, the “Charter Extension Date”), or such earlier date as determined by the Board (the “Extension Amendment Proposal”); and

2.	Proposal No. 2 — Adjournment Proposal — To approve, as an ordinary resolution, the adjournment of the Meeting to a later date or dates or indefinitely, if necessary, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals or (ii) if the Board determines before the Meeting that it is not necessary or no longer desirable to proceed with the proposals (the “Adjournment Proposal”). For the avoidance of doubt, if put forth at the Meeting, the Adjournment Proposal will be the first and only proposal voted on and the Extension Amendment Proposal will not be submitted to the shareholders for a vote.

Q:	Are the proposals conditioned on one another?

A:	If the Charter Extension is implemented and one or more of the Company’s shareholders elect to redeem their Public Shares pursuant to the Redemption, the Company will remove from the Trust Account and deliver to the holders of such redeemed Public Shares an amount equal to the pro rata portion of funds, including interest earned but net of taxes payable, available in the Trust Account with respect to such redeemed Public Shares, and retain the remainder of the funds in the Trust Account for the Company’s use in connection with consummating the Business Combination on or before the Charter Extension Date.

If the Extension Amendment Proposal is approved and the Charter Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce the Company’s net asset value. The Company cannot predict the amount that will remain in the Trust Account following the Redemption if the Charter

Extension Amendment Proposal is approved and the Charter Extension is implemented, and the amount remaining in the Trust Account may be only a small fraction of the approximately $[   ] million that was in the Trust Account as of the Record Date.

If the Extension Amendment Proposal is not approved and the Business Combination is not completed on or before the Original Termination Date, November 17, 2023, and the Company does not exercise a Paid Extension, as contemplated by and in accordance with the Memorandum and Articles of Association, the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations, if any (less up to $50,000 of interest to pay dissolution expenses, and which interest shall be net of taxes payable), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The Sponsor has waived its rights to participate in any liquidating distribution with respect to its 1,725,000 Founder Shares.

The Adjournment Proposal is not conditioned on the approval of the Extension Amendment Proposal. If the Extension Amendment Proposal is not approved by the Company’s shareholders, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Charter Extension.

Q:	Why is the Company proposing the Extension Amendment Proposal and the Adjournment Proposal?

A:	The Company’s Memorandum and Articles of Association provide for the return of the initial public offering proceeds held in trust to the holders of Public Shares sold in the initial public offering if there is no qualifying Business Combination consummated on or before the Original Termination Date. As explained below, we will not be able to complete a Business Combination by that date. Without the Charter Extension, the Company believes that the Company will not be able to complete the Business Combination on or before the Original Termination Date. If that were to occur, the Company would be forced to liquidate on the Original Termination Date. Accordingly, the Board is proposing the Extension Amendment to extend the Company’s corporate existence until the Charter Extension Date.

The Company believes that given its expenditure of time, effort and money on finding a Business Combination, circumstances warrant providing public shareholders an opportunity to consider the Business Combination. Accordingly, the Board is proposing the Extension Amendment Proposal to amend our Memorandum and Articles of Association in the form set forth in Annex A hereto to, among other things, extend the date by which we must (a) consummate a Business Combination, (b) cease our operations if we fail to complete such Business Combination, and (c) redeem or repurchase 100% of the Public Shares sold in our initial public offering from November 17, 2023 to August 19, 2024 (or such earlier date as determined by the Board).

If the Extension Amendment Proposal is not approved by the Company’s shareholders, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension Amendment Proposal. If the Adjournment Proposal is not approved by the Company’s shareholders, the Board may not be able to adjourn the Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal. For the avoidance of doubt, if put forth at the Meeting, the Adjournment Proposal will be the first and only proposal voted on and the Extension Amendment Proposal will not be submitted to the shareholders for a vote.

Q:	What vote is required to approve the proposals presented at the Meeting?

A:	The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of a majority of at least two-thirds (2/3) of the Ordinary Shares who, being present and entitled to vote at the Meeting, vote at the Meeting or any adjournment or postponement thereof.

Approval of the Adjournment Proposal (if put forth to the Meeting) requires the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares present themselves or represented by proxy at the Meeting and entitled to vote thereon.

A shareholder of the Company who attends the Meeting, either in person or by proxy (or, if a corporation or other non-natural person, by sending its duly authorized representative or proxy), will be counted (and the number of Ordinary Shares held by such shareholder will be counted) for the purposes of determining whether a quorum is present at the Meeting. The presence, in person or by proxy or by duly authorized representative, at the Meeting of the holders of one-third of all issued and outstanding Ordinary Shares entitled to attend and vote at the Meeting shall constitute a quorum for the Meeting.

At the Meeting, only those votes which are actually cast, either “FOR” or “AGAINST”, the Extension Amendment Proposal or the Adjournment Proposal, will be counted for the purposes of determining whether the Extension Amendment Proposal or the Adjournment Proposal (as the case may be) are approved, and any Ordinary Shares which are not voted at the Meeting will have no effect on the outcome of such votes. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Extension Amendment Proposal or the Adjournment Proposal.

Q:	Why should I vote “FOR” the Extension Amendment Proposal?

A:	The Company believes shareholders will benefit from the Company consummating the Business Combination and is proposing the Extension Amendment Proposal to extend the date by which the Company has to complete the Business Combination until the Charter Extension Date. Without the Charter Extension, the Company believes that the Company will not be able to complete the Business Combination on or before the Original Termination Date. If that were to occur, the Company would be forced to liquidate on the Original Termination Date.

Q:	Why should I vote “FOR” the Adjournment Proposal?

A:	If the Adjournment Proposal is not approved by the Company’s shareholders, the Board may not be able to adjourn the Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

If presented, the Board recommends that you vote in favor of the Adjournment Proposal.

Q:	If the Extension Amendment Proposal is approved, what happens next?

A:	If the Extension Amendment Proposal is approved, the Extension will be implemented, the Withdrawal Amount will be removed from the Trust Account and distributed to redeeming shareholders and the Sponsor may consummate the Founder Conversion.

We are seeking the Extension Amendment to provide us additional time to complete a Business Combination.

Upon approval of the Extension Amendment Proposal by the affirmative vote of at least two-thirds of the shareholders entitled to vote who attend and vote at a general meeting of the Company, we will file the proposed amendment to the Amended and Restated Memorandum and Articles of Association in the form set forth in Annex A hereto. We will remain a reporting company under the Exchange Act and our Ordinary Shares, warrants and rights will remain publicly traded. The Company will then continue to work to consummate a Business Combination by the Extended Date.

Q:	How will the Sponsor and the Company’s directors and officers vote?

A:	The Sponsor and the Company’s directors and officers have advised the Company that they intend to vote any Ordinary Shares over which they have voting control in favor of the Extension Amendment Proposal, and, if necessary, the Adjournment Proposal.

The Sponsor and the Company’s directors and officers and their respective affiliates are not entitled to redeem any Ordinary Shares held by them in connection with the Extension Amendment Proposal. On the Record Date, the Sponsor and the Company’s directors and officers and their respective affiliates beneficially owned and were entitled to vote an aggregate of 2,270,000 Ordinary Shares, collectively representing approximately 24% of the Company’s issued and outstanding Ordinary Shares.

In addition, the Sponsor may enter into arrangements with a limited number of shareholders pursuant to which such shareholders would agree not to redeem the Public Shares beneficially owned by them in connection with the Extension Amendment Proposal. The Sponsor may provide such shareholders either Company securities or membership interests in the Sponsor or other consideration pursuant to such arrangements.

Q:	What if I do not want to vote “FOR” the Extension Amendment Proposal or the Adjournment Proposal?

A:	If you do not want the Extension Amendment Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN”, not vote, or vote “AGAINST” such proposal.

If you attend the Meeting in person or by proxy, you may vote “AGAINST” the Extension Amendment Proposal or the Adjournment Proposal, and your Ordinary Shares will be counted for the purposes of determining whether the Extension Amendment Proposal or the Adjournment Proposal (as the case may be) are approved.

However, if you fail to attend the Meeting in person or by proxy, or if you do attend the Meeting in person or by proxy but you “ABSTAIN” or otherwise fail to vote at the Meeting, your Ordinary Shares will not be counted for the purposes of determining whether the Extension Amendment Proposal or the Adjournment Proposal (as the case may be) are approved, and your Ordinary Shares which are not voted at the Meeting will have no effect on the outcome of such votes.

If the Extension Amendment Proposal is approved, the Adjournment Proposal will not be presented for a vote. For the avoidance of doubt, if put forth at the Meeting, the Adjournment Proposal will be the first and only proposal voted on and the Extension Amendment Proposal will not be submitted to the shareholders for a vote.

Q:	Will you seek any further extensions to liquidate the Trust Account?

A:	Other than as described in this proxy statement, the Company does not currently anticipate seeking any further extension to consummate a Business Combination beyond the Charter Extension Date.

Q:	What happens if the Extension Amendment Proposal is not approved?

A:	If there are insufficient votes to approve the Extension Amendment Proposal, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension Amendment Proposal. For the avoidance of doubt, if put forth at the Meeting, the Adjournment Proposal will be the first and only proposal voted on and the Extension Amendment Proposal will not be submitted to the shareholders for a vote.

If the Extension Amendment Proposal is not approved at the Meeting or at any adjournment thereof and the Business Combination is not completed on or before the Original Termination Date, and the Company does not exercise a Paid Extension, then as contemplated by and in accordance with the Memorandum and Articles of Association, the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations, if any (less up to $50,000 of interest to pay dissolution expenses, and which interest shall be net of taxes payable), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

Q:	If the Extension Amendment Proposal is approved, what happens next?

A:	If the Extension Amendment Proposal is approved, the Company will continue to attempt to consummate the Business Combination until the Charter Extension Date. The Company will file an amendment to its Memorandum and Articles of Association with Cayman Islands in substantially the form that appears in Annex A hereto and will continue its efforts to obtain approval of the Business Combination at a Meeting and consummate the closing of the Business Combination on or before the Charter Extension Date.

If the Extension Amendment Proposal is approved and the Charter Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce the amount remaining in the Trust Account and increase the percentage interest of the Company held by the Company’s officers, directors, the Sponsor and its affiliates.

Notwithstanding shareholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our shareholders.

Q:	If I vote for or against the Extension Amendment Proposal, do I need to request that my shares be redeemed?

A:	Yes. Whether you vote for or against the Extension Amendment Proposal, or do not vote at all, you may elect to redeem your shares. However, you will need to submit a redemption request for your shares if you choose to redeem.

Q:	Will how I vote affect my ability to exercise Redemption rights?

A:	No. You may exercise your Redemption rights whether or not you are a holder of Public Shares on the Record Date (so long as you are a holder at the time of exercise), or whether you are a holder and vote your Public Shares on the Extension Amendment Proposal (for or against) or any other proposal described by this proxy statement. As a result, the Charter Extension can be approved by shareholders who will redeem their Public Shares and no longer remain shareholders, leaving shareholders who choose not to redeem their Public Shares holding shares in a company with a potentially less liquid trading market, fewer shareholders, potentially less cash and the potential inability to meet the listing standards of the Nasdaq Global Market.

Q:	May I change my vote after I have mailed my signed proxy card?

A:	Yes. You may change your vote by:

•	entering a new vote by Internet or telephone;

•	sending a later-dated, signed proxy card to Distoken Acquisition Corporation, Unit 1006, Block C, Jinshangjun Park, No.2 Xiaoba Road, Panlong District, Kunming, Yunan, China, Attn: Jian Zhang, Chief Executive Officer, so that it is received by the Company’s Chief Executive Officer on or before the Meeting; or

•	attending and voting, virtually via the Internet, during the Meeting.

You also may revoke your proxy by sending a notice of revocation to the Company’s Chief Executive Officer, which must be received by the Company’s Chief Executive Officer on or before the Meeting. Attending the Meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

Q:	How are votes counted?

A:	Votes will be counted by the inspector of election appointed for the Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of a majority of at least two-thirds (2/3) of the Ordinary Shares who, being present and entitled to vote at the Meeting, vote at the Meeting or any adjournment or postponement thereof. Approval of the Adjournment Proposal (if put forth at the Meeting) requires the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares present themselves or represented by proxy at the Meeting and entitled to vote thereon.

Shareholders who attend the Meeting, either in person or by proxy (or, if a corporation or other non-natural person, by sending their duly authorized representative or proxy), will be counted (and the number of Ordinary Shares held by such shareholders will be counted) for the purposes of determining whether a quorum is present at the Meeting. The presence, in person or by proxy or by duly authorized representative, at the Meeting of the holders of one-third of all issued and outstanding Ordinary Shares entitled to attend and vote at the Meeting shall constitute a quorum for the Meeting.

At the Meeting, only those votes which are actually cast, either “FOR” or “AGAINST”, the Extension Amendment Proposal or the Adjournment Proposal, will be counted for the purposes of determining whether each of the proposals is approved, and any Ordinary Shares which are not voted at the Meeting will have no effect on the outcome of such votes. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on any of the proposals.

Q:	If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A:	No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee.

The Company believes that the Extension Amendment Proposal and the Adjournment Proposal, if presented to the shareholders at this Meeting, will be considered non-discretionary and, therefore, your broker, bank, or nominee cannot vote your shares without your instruction on these proposals presented at the Meeting. If you do not provide instructions with your proxy card, your broker, bank, or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares. This indication that a broker, bank, or nominee is not voting your shares is referred to as a “broker non-vote.” Broker non-votes will be counted for the purposes of determining the existence of a quorum. Your bank, broker or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. Broker non-votes will have no effect on the outcome of any vote on any of the proposals.

In contrast, brokerage firms generally have the authority to vote shares not voted by customers on certain “routine” matters.

Q:	What constitutes a quorum at the Meeting?

A:	The holders of a majority of the Ordinary Shares entitled to vote as of the Record Date at the Meeting must be present, in person or by proxy (or, in the case of a holder which is a corporation or other non-natural person, by its duly authorized representative or proxy), at the Meeting to constitute a quorum and in order to conduct business at the Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining a quorum. The Sponsor owns approximately 24% of the Company’s issued and outstanding Ordinary Shares, which will count towards this quorum. As a result, 2,454,001 additional Ordinary Shares would be required to achieve a quorum.

Q:	How do I vote?

A:	If you were a holder of record of Ordinary Shares on October 17, 2023, the Record Date for the Meeting, you may vote with respect to the proposal yourself at the Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Meeting so that your shares will be voted if you are unable to attend the Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 10:00 a.m., Eastern Time, on [   ], 2023.

Voting by Internet. Shareholders who have received a copy of the proxy card by mail may be able to vote over the Internet by visiting the web address on the proxy card and entering the voter control number included on your proxy card.

Voting by Telephone. If preferred, shareholders can listen to the meeting by dialing: [    ] (toll-free) within the U.S. and Canada, or [    ] (standard rates apply) outside of the U.S. and Canada. When prompted, enter the pin number [    ]. This is a listen-only option, and you will not be able to vote or enter questions during the meeting.

Q:	Does the Board recommend voting “FOR” the approval of the Extension Amendment Proposal and the Adjournment Proposal?

A:	Yes. After careful consideration of the terms and conditions of the Extension Amendment Proposal, the Board has determined that the Extension Amendment Proposal is in the best interests of the Company and its shareholders. The Board recommends that the Company’s shareholders vote “FOR” the Extension Amendment Proposal.

Additionally, the Board has determined that, if presented, the Adjournment Proposal is in the best interests of the Company and its shareholders and recommends that the Company’s shareholders vote “FOR” the Adjournment Proposal, if presented.

Q:	What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?

A:	The Company’s Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Ordinary Shares and Private Placement Units. See the section entitled “The Meeting — Interests of the Sponsor, Directors and Officers” in this proxy statement.

Q:	Do I have appraisal rights or dissenters’ rights if I object to the Extension Amendment Proposal?

A:	No. There are no appraisal rights or dissenters' rights available to the Company’s shareholders in connection with the Extension Amendment Proposal.

Q:	If I am a public warrant holder or rights holder, can I exercise redemption rights with respect to my warrants or rights?

A:	No. The holders of warrants or rights issued in connection with the Company’s initial public offering have no redemption rights with respect to such public warrants or rights.

Q:	What do I need to do now?

A:	You are urged to read carefully and consider the information contained in this proxy statement, including Annex A, and to consider how each of the proposals will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:	How do I exercise my redemption rights?

A:	In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Charter Extension, the Company’s shareholders may seek to redeem all or a portion of their Public Shares for a pro rata portion of the funds available in the Trust Account at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the Meeting, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares, subject to the limitations described in the final prospectus dated February 13, 2023, filed in connection with the Company’s initial public offering.

In order to exercise your redemption rights, you must, on or before 5:00 p.m., Eastern Time, on [     ], 2023 (two business days before the Meeting), tender your shares physically or electronically and submit a request in writing that the Company redeem your Public Shares for cash to Continental Stock Transfer & Trust Company, LLC, the Company’s transfer agent, at the following address:

Continental Stock Transfer & Trust Company

One State Street Plaza, 30th Floor

New York, New York 10004

Attn: SPAC Redemption Team

E-mail: spacredemptions@continentalstock.com

Shareholders of the Company seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is the Company’s understanding that its shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, the Company does not have any control over this process and it may take longer than two weeks. Shareholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically.

In the event that a public shareholder tenders its shares and decides that it does not want to redeem its shares, the shareholder may withdraw the tender at any time prior to the Meeting with the consent of the Board. If you delivered your shares (and share certificates (if any) and other redemption forms) for redemption to our transfer agent and decide prior to the vote at the Meeting not to redeem your Public Shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Amendment Proposal will not be approved.

Shareholders of the Company seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name,” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two business days prior to the vote on the proposal to approve the Extension Amendment Proposal at the Meeting, or to deliver their shares (and share certificates (if any) and other redemption forms) to the transfer agent electronically using the DTC’s DWAC system, at such shareholder’s option. The requirement for physical or electronic delivery prior to the Meeting ensures that a redeeming shareholder’s election to redeem is irrevocable once the Extension Amendment Proposal is approved.

There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker a fee and it is in the broker’s discretion whether or not to pass this cost on to the redeeming shareholder. However, this fee would be incurred regardless of whether or not shareholders seeking to exercise redemption rights are required to tender their shares, as the need to deliver shares (and share certificates (if any) and other redemption forms) is a requirement to exercising redemption rights, regardless of the timing of when such delivery must be effectuated.

Q:	What should I do if I receive more than one set of voting materials for the Meeting?

A:	You may receive more than one set of voting materials for the Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:	Who will solicit and pay the cost of soliciting proxies for the Meeting?

A:	The Company will pay the cost of soliciting proxies for the Meeting. The Company has engaged Advantage Proxy, Inc. (“Advantage Proxy”) to assist in the solicitation of proxies for the Meeting. The Company has agreed to pay Solicitor’s customary fees, plus disbursements, and indemnify Solicitor against certain damages, expenses, liabilities or claims relating to its services as the Company’s proxy solicitor. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

Q:	Who can help answer my questions?

A:	If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

Distoken Acquisition Corporation

Unit 1006, Block C, Jinshangjun Park

No. 2 Xiaoba Road, Panlong District

Kunming, Yunnan, China

You may also contact the proxy solicitor for the Company at:

Advantage Proxy, Inc.
PO Box 10904
Yakima, WA 98909
Attn: Karen Smith
Toll Free Telephone: (877) 870-8565
Main Telephone: (206) 870-8565
E-mail: ksmith@advantageproxy.com

To obtain timely delivery, shareholders must request the materials no later than [     ], 2023, or 5 business days prior to the date of the Meeting. You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you intend to seek redemption of your Public Shares, you will need to send a letter demanding redemption and deliver your Public Shares (and share certificates (if any) and other redemption forms) (either physically or electronically) to the transfer agent on or before 5:00 p.m., Eastern Time, on [     ], 2023 (two business days before the Meeting) in accordance with the procedures detailed under the question “How do I exercise my redemption rights?” If you have questions regarding the certification of your position or delivery of your Public Shares (and share certificates (if any) and other redemption forms), please contact the transfer agent:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attn: SPAC Redemption Team

Email: spacredemptions@continentalstock.com

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on April 18, 2023, the Company’s Quarterly Reports on Form 10-Q as filed with the SEC on May 18, 2023, and August 14, 2023 and in other reports the Company files with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension Amendment Proposal will enable us to complete the Business Combination.

Approving the Extension Amendment Proposal involves a number of risks. Even if the Extension Amendment Proposal is approved, the Company can provide no assurances that the Business Combination will be consummated prior to the Charter Extension Date. Our ability to consummate any Business Combination is dependent on a variety of factors, many of which are beyond our control. If the Extension Amendment Proposal is approved, the Company expects to seek shareholder approval of the Business Combination. We are required to offer shareholders the opportunity to redeem shares in connection with the Extension Amendment, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve the Business Combination. Even if the Extension Amendment Proposal or the Business Combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate a Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Charter Extension and the Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

A 1% U.S. federal excise tax may decrease the value of our securities following our initial Business Combination, hinder our ability to consummate an initial Business Combination, and decrease the amount of funds available for distribution in connection with a liquidation.

Pursuant to the Inflation Reduction Act of 2022 (the “IR Act”), commencing in 2023, a 1% U.S. federal excise tax is imposed on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations. The excise tax would apply with respect to redemptions of shares in connection with a Business Combination or other shareholder vote pursuant to which shareholders would have a right to submit their shares for redemption (a “Redemption Event”). The excise tax is imposed on the repurchasing corporation and not on its shareholders. The amount of the excise tax is equal to 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. The U.S. Department of the Treasury (the “Treasury Department”) has authority to promulgate regulations and provide other guidance regarding the excise tax. In December 2022, the Treasury Department issued Notice 2023-2, indicating its intention to propose such regulations and issuing certain interim rules on which taxpayers may rely (the “Notice”). Under the interim rules, liquidating distributions made by publicly traded domestic corporations are exempt from the excise tax. In addition, any redemptions that occur in the same taxable year as a liquidation is completed will also be exempt from such tax.

As described in the section below entitled “Proposals No. 1 — The Extension Amendment Proposal — Redemption Rights”, if the deadline for us to complete a Business Combination (currently November 17, 2023) is extended, our public shareholders will have the right to require us to redeem their Public Shares. Because we are a Cayman Islands company, any redemption or other repurchase that occurs in connection with an initial Business Combination — particularly one that involves our combination with a U.S. entity and/or our re-domestication as a U.S. corporation — may be subject to the excise tax. The extent to which we would be subject to the excise tax in connection with a Redemption Event would depend on a number of factors, including: (i) the fair market value of the redemptions and repurchases in connection with the Redemption Event, (ii) the nature and amount of any “PIPE” or other equity issuances in connection with the Business Combination (or otherwise issued not in connection with the Redemption Event but issued within the same taxable year of the Business Combination), (iii) if we fail to timely consummate a Business Combination and liquidate in a taxable year following a Redemption Event and (iv) the content of any proposed or final regulations and other guidance from the Treasury Department. In addition, because the excise tax would be payable by us and not by the redeeming holders, the mechanics of any required payment of the excise tax remains to be determined. Any excise tax payable by us in connection with a Redemption Event may cause a reduction in the cash available to us to complete a Business Combination and could affect our ability to complete a Business Combination.

Changes to laws or regulations or in how such laws or regulations are interpreted or applied, or a failure to comply with any laws, regulations, interpretations or applications, may adversely affect our business, including our ability to negotiate and complete a Business Combination.

We are subject to the laws and regulations, and interpretations and applications of such laws and regulations, of national, regional, state and local governments and, potentially, non-U.S. jurisdictions. In particular, we are required to comply with certain SEC and potentially other legal and regulatory requirements, and our consummation of a Business Combination may be contingent upon our ability to comply with certain laws, regulations, interpretations and applications and any post-Business Combination company may be subject to additional laws, regulations, interpretations and applications. Compliance with, and monitoring of, the foregoing may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time, and those changes could have a material adverse effect on our business, including our ability to negotiate and complete a Business Combination. A failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete a Business Combination. The SEC has recently adopted certain rules and may, in the future adopt other rules, which may have a material effect on our activities and on our ability to consummate a Business Combination, including the SPAC Rule Proposals described below.

In March 2022, the SEC issued proposed rules relating to certain activities of SPACs. Certain of the procedures that we, a potential Business Combination target, or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete a Business Combination and may constrain the circumstances under which we could complete a Business Combination. The need for compliance with the SPAC Rule Proposals may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose.

On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating, among other things, to disclosures in SEC filings in connection with Business Combination transactions between SPACs such as us and private operating companies; the financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed Business Combination transactions; the potential liability of certain participants in proposed Business Combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940 (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. The SPAC Rule Proposals have not yet been adopted, and may be adopted in the proposed form or in a different form that could impose additional regulatory requirements on SPACs. Certain of the procedures that we, a potential Business Combination target, or others may determine to undertake in connection with the SPAC Rule Proposals, or pursuant to the SEC’s views expressed in the SPAC Rule Proposals, may increase the costs and time of negotiating and completing a Business Combination, and may constrain the circumstances under which we could complete a Business Combination. The need for compliance with the SPAC Rule Proposals may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose. Were we to liquidate, our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial Business Combination and instead liquidate the Company.

There is currently some uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial Business Combination and instead liquidate the Company. Were we to liquidate, our warrants and rights would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including potential price appreciation of our securities.

We may not be able to complete the Business Combination with certain potential target companies if a proposed transaction with the target company may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations.

Certain acquisitions or business combinations may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations. In the event that such regulatory approval or clearance is not obtained, or the review process is extended beyond the period of time that would permit an initial business combination to be consummated with us, we may not be able to consummate a business combination with such target. In addition, regulatory considerations may decrease the pool of potential target companies we may be willing or able to consider.

Among other things, the U.S. Federal Communications Act prohibits foreign individuals, governments, and corporations from owning more than a specified percentage of the capital stock of a broadcast, common carrier, or aeronautical radio station licensee. In addition, U.S. law currently restricts foreign ownership of U.S. airlines. In the United States, certain mergers that may affect competition may require certain filings and review by the Department of Justice and the Federal Trade Commission, and investments or acquisitions that may affect national security are subject to review by the Committee on Foreign Investment in the United States (“CFIUS”). CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States.

Outside the United States, laws or regulations may affect our ability to consummate a business combination with potential target companies incorporated or having business operations in jurisdictions where national security considerations, involvement in regulated industries (including telecommunications), or in businesses where a country’s culture or heritage may be implicated. Our Chief Executive Officer, Jian Zhang, a Chinese citizen, is the Manager of the Sponsor, which controls approximately 24% of our issued and outstanding Ordinary Shares, and therefore we or our Sponsor may constitute a “foreign person” under CFIUS rules and regulations. Were we considered to be a “foreign person” under such rules and regulations, any proposed business combination between us and a U.S. business engaged in a regulated industry or which may affect national security could be subject to such foreign ownership restrictions and/or CFIUS review.

Although we do not intend to conduct a business combination with a U.S. business that may affect national security, CFIUS may take a different view and decide to block or delay the business combination, impose conditions to mitigate national security concerns with respect to the business combination, order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance, or impose penalties if CFIUS believes that the mandatory notification requirement applied. Additionally, the laws and regulations of other U.S. government entities may impose review or approval procedures on account of any foreign ownership by the Sponsor.

The foreign ownership limitations, and the potential impact of CFIUS, may prevent us from consummating the business combination with a U.S. target company. If we were to seek an initial business combination other than the business combination, the pool of potential targets with which it could complete an initial business combination may be limited as a result of any such regulatory restriction, and we may be adversely affected in terms of competing with other SPACs that do not have similar ownership issues. Moreover, the process of any government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete an initial business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public shareholders may only receive $[   ] per share (plus any applicable interest accrued). This will also cause you to lose any potential investment opportunity in potential target acquisition and the chance of realizing future gains on your investment through any price appreciation in the combined company, and our warrants and rights will expire worthless.

THE MEETING

This proxy statement is being provided to shareholders of the Company as part of a solicitation of proxies by the Board for use at the Meeting of Shareholders to be held on [   ], 2023, and at any adjournment thereof. This proxy statement contains important information regarding the Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about [    ], 2023 to all shareholders of record of the Company as of October 17, 2023, the Record Date for the Meeting. Shareholders of record who owned Ordinary Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Meeting.

Date, Time and Place of Meeting

The Meeting will be held at 10:00 a.m., Eastern Time, on [   ], 2023 at the offices of Ellenoff Grossman & Schole LLP located at 1345 Avenue of the Americas, 11th Floor, New York, NY 10105, and via live webcast at [    ]. The Meeting may be held at such other date, time and place to which such meeting may be adjourned, to consider and vote on the proposals.

The Proposals at the Meeting

At the Meeting, shareholders of the Company will consider and vote on the following proposals:

1.	Proposal No. 1 — Extension Amendment Proposal — To approve, as a special resolution, an amendment to the Company’s Amended and Restated Memorandum and Articles of Association (the “Memorandum and Articles of Association”) to give the Company’s board of directors (the “Board”) the right to extend the date by which the Company has to consummate a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination involving the Company, with one or more businesses (a “business combination”) (such date, the “Termination Date”) from November 17, 2023 (the “Original Termination Date”) (as extended, the “Charter Extension”) until August 19, 2024 (as extended, the “Charter Extension Date”), or such earlier date as determined by the Board (the “Extension Amendment Proposal”); and

2.	Proposal No.2 — Adjournment Proposal — To approve, as an ordinary resolution, the adjournment of the Meeting to a later date or dates or indefinitely, if necessary, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals or (ii) if the Board determines before the Meeting that it is not necessary or no longer desirable to proceed with the proposals (the “Adjournment Proposal”). For the avoidance of doubt, if put forth at the Meeting, the Adjournment Proposal will be the first and only proposal voted on and the Extension Amendment Proposal will not be submitted to the shareholders for a vote.

Voting Power; Record Date

As a shareholder of the Company, you have a right to vote on certain matters affecting the Company. The proposals that will be presented at the Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Meeting if you owned Ordinary Shares at the close of business on October 17, 2023, which is the Record Date for the Meeting. You are entitled to one vote for each Ordinary Share that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 9,448,000 issued and outstanding Ordinary Shares, of which 6,900,000 Ordinary Shares are held by the Company’s public shareholders, 545,000 Ordinary Shares are owned by the Sponsor as part of the Private Placement Units, 278,000 Ordinary Shares are collectively held by I-Bankers Securities, Inc. and their designees and certain other third parties, and 1,725,000 Ordinary Shares are held by the Sponsor.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS

THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS

Quorum and Required Vote for the Proposals for the Meeting

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of a majority of at least two-thirds (2/3) of the Ordinary Shares who, being present and entitled to vote at the Meeting, vote at the Meeting or any adjournment or postponement thereof.

Approval of the Adjournment Proposal (if put forth at the Meeting) requires the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares present themselves or represented by proxy at the Meeting and entitled to vote thereon.

Shareholders who attend the Meeting, either in person or by proxy (or, if a corporation or other non-natural person, by sending their duly authorized representative or proxy), will be counted (and the number of Ordinary Shares held by such shareholders will be counted) for the purposes of determining whether a quorum is present at the Meeting. The presence, in person or by proxy or by duly authorized representative, at the Meeting of the holders of one-third of all issued and outstanding Ordinary Shares entitled to attend and vote at the Meeting shall constitute a quorum for the Meeting.

At the Meeting, only those votes which are actually cast, either “FOR” or “AGAINST”, the Extension Amendment Proposal or the Adjournment Proposal, will be counted for the purposes of determining whether each of the proposals is approved, and any Ordinary Shares which are not voted at the Meeting will have no effect on the outcome of such votes. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on any of the proposals.

It is possible that the Company will not be able to complete the Business Combination by the Charter Extension Date if the Extension Amendment Proposal is approved. In such event, the Company will be required to wind up, liquidate and dissolve the Trust Account by returning the then remaining funds in such account to the public shareholders.

Voting Your Shares — Shareholders of Record

If you are a shareholder of record of the Company, you may vote by mail, Internet or telephone. Each Ordinary Share that you own in your name entitles you to one vote on each of the proposals for the Meeting. Your one or more proxy cards show the number of Ordinary Shares that you own.

Voting by Mail. You can vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Meeting so that your shares will be voted if you are unable to attend the Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Meeting. If you sign and return the proxy card but do not give instructions on how to vote your shares, your Ordinary Shares will be voted as recommended by the Board. The Board recommends voting “FOR” the Extension Amendment Proposal,” and “FOR” the Adjournment Proposal. Votes submitted by mail must be received by 10:00 a.m., Eastern Time, on [   ], 2023.

Voting by Internet. Shareholders who have received a copy of the proxy card by mail may be able to vote over the Internet by visiting the web address on the proxy card and entering the voter control number included on your proxy card.

Voting by Telephone. If preferred, shareholders can listen to the meeting by dialing: [    ] (toll-free) within the U.S. and Canada, or [    ] (standard rates apply) outside of the U.S. and Canada. When prompted, enter the pin number [    ]. This is a listen-only option, and you will not be able to vote or enter questions during the meeting.

Voting Your Shares — Beneficial Owners

If your shares are registered in the name of your broker, bank or other agent, you are the “beneficial owner” of those shares and those shares are considered as held in “street name.” If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from the Company. Simply complete and mail the proxy card to ensure that your vote is counted. You may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms offer Internet and telephone voting. If your bank or brokerage firm does not offer Internet or telephone voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided. To vote yourself at the Meeting, you must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to attend the Meeting. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a legal proxy form.

After obtaining a valid legal proxy from your broker, bank or other agent, to then register to attend the Meeting, you must submit proof of your legal proxy reflecting the number of your shares along with your name and email address to Continental Stock Transfer & Trust Company. Requests for registration should be directed to proxy@continentalstock.com. Written requests can be mailed to:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attn: SPAC Redemption Team

E-mail: spacredemptions@continentalstock.com

Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on [   ], 2023.

You will receive a confirmation of your registration by email after the Company receives your registration materials. You may attend the Meeting by visiting [    ]. You will also need a voter control number included on your proxy card in order to be able to vote your shares or submit questions during the meeting. Follow the instructions provided to vote. The Company encourages you to access the meeting prior to the start time leaving ample time for the check in.

Attending the Meeting

The Meeting will be held at the offices of Ellenoff Grossman & Schole LLP located at 1345 Avenue of the Americas, 11th Floor, New York, NY 10105. We will also be hosting the Meeting via live webcast on the Internet. You will not be required to attend the meeting in person in order to vote, and we encourage virtual participation. You can participate in the Meeting, vote, and submit questions via live webcast by visiting [ ] and entering the voter control number included on your proxy card. In order to vote or submit a question during the Meeting, you will also need the voter control number included on your proxy card. If you do not have the control number, you will be able to listen to the meeting only by registering as a guest and you will not be able to vote or submit your questions during the meeting.

Revoking Your Proxy

If you are a shareholder and you give a proxy, you may revoke it at any time before it is exercised by doing any one of the following:

•	you may enter a new vote by Internet or telephone;

•	you may send a later-dated, signed proxy card to Distoken Acquisition Corporation, Unit 1006, Block C, Jinshangjun Park, No. 2 Xiaoba Road, Panlong District, Kunming, Yunnan, China, so that it is received by the Company on or before the Meeting; or

•	you may attend the Meeting via the live webcast noted above, revoke your proxy, and vote virtually, as indicated above.

No Additional Matters

The Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal and the Adjournment Proposal. Under the Memorandum and Articles of Association, other than procedural matters incident to the conduct of the Meeting, no other matters may be considered at the Meeting if they are not included in this proxy statement, which serves as the notice of the Meeting.

Who Can Answer Your Questions about Voting

If you have any questions about how to vote or direct a vote in respect of your Ordinary Shares, you may call Advantage Proxy, the Company’s proxy solicitor, at (877) 870-8565.

Redemption Rights

In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Charter Extension, each public shareholder may seek to redeem its Public Shares for a pro rata portion of the funds available in the Trust Account, including interest earned but net of taxes payable. If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares.

In order to exercise your redemption rights, you must:

•	on or before 5:00 p.m., Eastern Time, on [ ] (two business days before the Meeting), tender your shares physically or electronically and submit a request in writing that the Company redeem your Public Shares for cash to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at the following address:

Continental Stock Transfer & Trust Company

One State Street Plaza, 30th Floor

New York, New York 10004

Attn: SPAC Redemption Team

E-mail: spacredemptions@continentalstock.com

and

•	deliver your Public Shares (and share certificates (if any) and other redemption forms) either physically or electronically through DTC’s DWAC system to the transfer agent at least two business days before the Meeting. Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. Shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, it may take longer than two weeks. Shareholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your Public Shares (and share certificates (if any) and other redemption forms) as described above, your shares will not be redeemed.

Shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name,” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two business days prior to the vote on the proposal to approve the Extension Amendment Proposal at the Meeting, or to deliver their shares (and share certificates (if any) and other redemption forms) to the transfer agent electronically using DTC’s DWAC system, at such shareholder’s option.

In the event that a public shareholder tenders its shares and decides that it does not want to redeem its shares, the shareholder may withdraw the tender at any time prior to the Meeting with the consent of the Board. If you delivered your shares (and share certificates (if any) and other redemption forms) for redemption to our transfer agent and decide prior to the vote at the Meeting not to redeem your Public Shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Amendment Proposal will not be approved.

Each redemption of a Public Share by the Company’s public shareholders will reduce the amount in the Trust Account, which held marketable securities with a fair value of approximately $[____] million as of the Record Date. Prior to their exercising redemption rights, shareholders of the Company should verify the market price of the Ordinary Shares, as shareholders may receive higher proceeds from the sale of their Ordinary Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. There is no assurance that you will be able to sell your Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in the Ordinary Shares when you wish to sell your shares.

If you exercise your redemption rights, your Public Shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account.

You will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption.

If the Extension Amendment Proposal is not approved, the Company will be required to wind up, liquidate and dissolve the Trust Account by returning the then remaining funds in such account to the public shareholders and all of the Company’s warrants and rights will expire worthless.

Appraisal Rights or Dissenters' Rights

There are no appraisal rights or dissenters' rights available to the Company’s shareholders in connection with any of the proposals.

Proxy Solicitation Costs

The Company is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or on the Internet. The Company has engaged Advantage Proxy to assist in the solicitation of proxies for the Meeting. The Company has agreed to pay Solicitor’s customary fees, plus disbursements, and indemnify Solicitor against certain damages, expenses, liabilities or claims relating to its services as the Company’s proxy solicitor. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination. The Company will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials.

Interests of the Sponsor, Directors and Officers

When you consider the recommendation of the Board, the Company’s shareholders should be aware that aside from their interests as shareholders, the Sponsor, certain members of the Board and officers of the Company have interests that are different from, or in addition to, those of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to the Company’s shareholders that they approve the Extension Amendment Proposal. Shareholders of the Company should take these interests into account in deciding whether to approve the Extension Amendment Proposal:

•	the fact that the Sponsor holds 1,725,000 Founder Shares and 545,000 Private Placement Units, all of which would expire worthless if the Business Combination is not consummated;

•	the fact that the Sponsor has agreed not to redeem any Ordinary Shares held by it in connection with a shareholder vote to approve the Business Combination;

•	the fact that we are obligated to pay the Sponsor up to a total of $10,000 per month for office space, administrative and support services, and upon completion of our initial business combination or our liquidation, we will cease being obligated to pay these monthly fees;

•	the fact that our Sponsor may lend us funds in order to finance transaction costs in connection with an initial business combination, up to $1,500,000 of which may be convertible into units at a price of $10.00 per unit at the option of the Sponsor. The units would be identical to the private placement units issued to the Sponsor;

•	the fact that, unless the Company consummates the initial business combination, the Sponsor will not receive reimbursement for any out-of-pocket expenses incurred by it on behalf of the Company related to identifying and investigating an initial business combination to the extent that such expenses exceed the amount of available proceeds not deposited in the Trust Account;

•	the fact that, if the Trust Account is liquidated, including in the event we are unable to complete an initial business combination within the Extension Period, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.20 per Public Share, or such lesser per Public Share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have discussed entering into a transaction agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account; and

•	the fact that none of our officers or directors has received any cash compensation for services rendered to the Company, and all of the current members of our Board are expected to continue to serve as directors at least through the date of the meeting to vote on a proposed initial business combination and may even continue to serve following any potential initial business combination and receive compensation thereafter.

Additionally, if the Extension Amendment Proposal is approved and the Company consummates the Business Combination, the officers and directors may have additional interests. Such interests will be described in the proxy statement/prospectus for such transaction.

PROPOSALS NO. 1— THE EXTENSION AMENDMENT PROPOSAL

Overview

The Company is proposing to amend its Memorandum and Articles of Association (i) to extend the date by which the Company has to consummate a Business Combination to the Charter Extension Date so as to give the Company additional time to complete the Business Combination. A copy of the proposed amendment to the Memorandum and Articles of Association of the Company is attached to this proxy statement as part of Annex A.

Without the approval of the Extension Amendment Proposal and the implementation of the Charter Extension, the Company believes that the Company will not be able to complete the Business Combination on or before the Original Termination Date. If that were to occur, the Company would be forced to liquidate on the Original Termination Date.

As contemplated by the Memorandum and Articles of Association, the holders of the Company’s Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account if the Charter Extension is implemented.

On the Record Date, the redemption price per share was approximately $[    ] (which is expected to be the same approximate amount two business days prior to the Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $[    ] million as of the Record Date (including interest not previously released to the Company to pay its taxes), divided by the total number of then outstanding Public Shares. The closing price of the Ordinary Shares on the Nasdaq Global Market on the Record Date was $[    ]. Accordingly, if the market price of the Ordinary Shares were to remain the same until the date of the Meeting, exercising redemption rights would result in a public shareholder receiving approximately $[    ] more per share than if the share was sold in the open market. The Company cannot assure shareholders that they will be able to sell their Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. The Company believes that such redemption right enables its public shareholders to determine whether or not to sustain their investments for an additional period if the Company does not complete the Business Combination on or before the Original Termination Date.

Reasons for the Extension Amendment Proposal

The Company’s Memorandum and Articles of Association provide that the Company has until the Original Termination Date to complete the Business Combination. The Company and its officers and directors agreed that they would not seek to amend the Company’s Memorandum and Articles of Association to allow for a longer period of time to complete the Business Combination unless the Company provided holders of its Public Shares with the right to seek redemption of their Public Shares in connection therewith. The Board believes that it is in the best interests of the Company’s shareholders that the Charter Extension be obtained, and accordingly the approval of the Extension Amendment Proposal, so that the Company will have a limited additional amount of time to consummate the Business Combination. Without the Charter Extension, the Company believes that the Company will not be able to complete the Business Combination on or before the Original Termination Date. If that were to occur, the Company would be forced to liquidate on the Original Termination Date.

If the Extension Amendment Proposal is Not Approved

If the Extension Amendment Proposal is not approved and the Business Combination is not completed on or before the Original Termination Date, November 17, 2023, and the Company does not exercise a Paid Extension, as contemplated by and in accordance with the Memorandum and Articles of Association, the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations, if any (less up to $50,000 of interest to pay dissolution expenses, and which interest shall be net of taxes payable), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The Sponsor has waived its rights to participate in any liquidating distribution with respect to its 1,725,000 Founder Shares and 545,000 Ordinary Shares included in the Private Placement Units.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, the Company intends to file an amendment to the Memorandum and Articles of Association in the form of Annex A hereto to extend the time it has to complete the Business Combination until the Charter Extension Date. The Company will then continue to attempt to consummate the Business Combination until the Charter Extension Date. The Company will remain a reporting company under the Exchange Act and we expect that our Ordinary Shares, warrants and rights will remain publicly traded during this time.

Notwithstanding shareholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our shareholders.

Redemption Rights

In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Charter Extension, each public shareholder may seek to redeem its Public Shares for a pro rata portion of the funds available in the Trust Account, including interest earned but net of taxes payable. If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares.

In order to exercise your redemption rights, you must:

•	on or before 5:00 p.m., Eastern Time, on [ ], 2023 (two business days before the Meeting), tender your shares physically or electronically and submit a request in writing that the Company redeem your Public Shares for cash to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at the following address:

Continental Stock Transfer & Trust Company

One State Street Plaza, 30th Floor

New York, New York 10004

Attn: SPAC Redemption Team

E-mail: spacredemptions@continentalstock.com

and

•	deliver your Public Shares (and share certificates (if any) and other redemption forms) either physically or electronically through DTC’s DWAC system to the transfer agent at least two business days before the Meeting.

Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. Shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, it may take longer than two weeks. Shareholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your Public Shares (and share certificates (if any) and other redemption forms) as described above, your shares will not be redeemed.

Shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name,” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two business days prior to the vote on the proposal to approve the Extension Amendment Proposal at the Meeting, or to deliver their shares (and share certificates (if any) and other redemption forms) to the transfer agent electronically using DTC’s DWAC system, at such shareholder’s option.

In the event that a public shareholder tenders its shares and decides that it does not want to redeem its shares, the shareholder may withdraw the tender at any time prior to the Meeting with the consent of the Board. If you delivered your shares (and share certificates (if any) and other redemption forms) for redemption to our transfer agent and decide prior to the vote at the Meeting not to redeem your Public Shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Amendment Proposal will not be approved.

Each redemption of a Public Share by the Company’s public shareholders will reduce the amount in the Trust Account, which held marketable securities with a fair value of approximately $[   ] million as of the Record Date. Prior to their exercising redemption rights, the Company’s shareholders should verify the market price of the Public Shares, as shareholders may receive higher proceeds from the sale of their shares of Public Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. There is no assurance that you will be able to sell your Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in the Public Shares when you wish to sell your shares.

If you exercise your redemption rights, your Public Shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account.

You will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption.

If the Company does not consummate the Business Combination on or before the Original Termination Date, and the Extension Amendment Proposal is not approved, the Company will be required to wind up, liquidate and dissolve the Trust Account by returning the then remaining funds in such account to the public shareholders.

Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights

The following is a summary of the material U.S. federal income tax considerations for holders of the Company’s shares that elect to have their shares redeemed for cash. This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Services (the “IRS”) (including administrative interpretations and practices expressed in private letter rulings which are binding on the IRS only with respect to the particular taxpayers who requested and received those rulings) and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax considerations described below. No advance ruling has been or will be sought from the IRS regarding any matter discussed in this summary. This summary does not discuss the impact that U.S. state and local taxes and taxes imposed by non-U.S. jurisdictions could have on the matters discussed in this summary. This summary does not purport to discuss all aspects of U.S. federal income taxation that may be important to a particular shareholder in light of its investment or tax circumstances or to shareholders subject to special tax rules, such as:

•	certain U.S. expatriates;

•	traders in securities that elect mark-to-market treatment;

•	S corporations;

•	U.S. shareholders (as defined below) whose functional currency is not the U.S. dollar;

•	financial institutions;

•	mutual funds;

•	qualified plans, such as 401(k) plans, individual retirement accounts, etc.;

•	insurance companies;

•	broker-dealers;

•	regulated investment companies (or RICs);

•	real estate investment trusts (or REITs);

•	persons holding shares as part of a “straddle,” “hedge,” “conversion transaction,” “synthetic security” or other integrated investment;

•	persons subject to the alternative minimum tax provisions of the Code;

•	tax-exempt organizations;

•	persons that actually or constructively own 5 percent or more of the Company’s shares; and

•	Redeeming Non-U.S. Holders (as defined below, and except as otherwise discussed below).

If any partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) holds shares, the tax treatment of a partner generally will depend on the status of the partner and the activities of the partner and the partnership. This summary does not address any tax consequences to any partnership that holds our securities (or to any direct or indirect partner of such partnership). If you are a partner of a partnership holding the Company’s securities, you should consult your tax advisor. This summary assumes that shareholders hold the Company’s securities as capital assets within the meaning of Section 1221 of the Code, which generally means as property held for investment and not as a dealer or for sale to customers in the ordinary course of the shareholder’s trade or business.

WE URGE HOLDERS OF THE COMPANY’S SHARES CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations to U.S. Shareholders

This section is addressed to Redeeming U.S. Holders (as defined below) of the Company’s shares that elect to have their shares redeemed for cash as described in the section entitled “Proposals No. 1— The Extension Amendment Proposal — Redemption Rights.” For purposes of this discussion, a “Redeeming U.S. Holder” is a beneficial owner that so redeems its shares and is:

•	a citizen or resident of the United States;

•	a corporation (including an entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States or any political subdivision thereof;

•	an estate whose income is subject to U.S. federal income taxation regardless of its source; or

•	any trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

Tax Treatment of the Redemption — In General

The balance of the discussion under this heading is subject in its entirety to the discussion below under the heading “— Passive Foreign Investment Company Rules.” If the Company is considered a “passive foreign investment company” for these purposes (which the Company will be, unless a “start up” exception applies), then the tax consequences of the redemption will be as outlined in that discussion, below.

A Redeeming U.S. Holder will generally recognize capital gain or loss equal to the difference between the amount realized on the redemption and such shareholder’s adjusted basis in the shares exchanged therefor if the Redeeming U.S. Holder’s ownership of shares is completely terminated or if the redemption meets certain other tests described below. Special constructive ownership rules apply in determining whether a Redeeming U.S. Holder’s ownership of shares is treated as completely terminated (and, in general, such Redeeming U.S. Holder may not be considered to have completely terminated its interest if it continues to hold our rights or warrants). If gain or loss treatment applies, such gain or loss will be long-term capital gain or loss if the holding period of such shares is more than one year at the time of the exchange. It is possible that because of the redemption rights associated with our shares, the holding period of such shares may not be considered to begin until the date of such redemption (and thus it is possible that long-term capital gain or loss treatment may not apply to shares redeemed in the redemption). Shareholders who hold different blocks of shares (generally, shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

Cash received upon redemption that does not completely terminate the Redeeming U.S. Holder’s interest will still give rise to capital gain or loss, if the redemption is either (i) “substantially disproportionate” or (ii) “not essentially equivalent to a dividend.” In determining whether the redemption is substantially disproportionate or not essentially equivalent to a dividend with respect to a Redeeming U.S. Holder, that Redeeming U.S. Holder is deemed to own not just shares actually owned but also shares underlying rights to acquire our shares (including for these purposes our rights or warrants) and, in some cases, shares owned by certain family members, certain estates and trusts of which the Redeeming U.S. Holder is a beneficiary, and certain affiliated entities.

Generally, the redemption will be “substantially disproportionate” with respect to the Redeeming U.S. Holder if (i) the Redeeming U.S. Holder’s percentage ownership of the outstanding voting shares (including all classes which carry voting rights) of the Company is reduced immediately after the redemption to less than 80% of the Redeeming U.S. Holder’s percentage interest in such shares immediately before the redemption; (ii) the Redeeming U.S. Holder’s percentage ownership of the outstanding shares (both voting and nonvoting) immediately after the redemption is reduced to less than 80% of such percentage ownership immediately before the redemption; and (iii) the Redeeming U.S. Holder owns, immediately after the redemption, less than 50% of the total combined voting power of all classes of shares of the Company entitled to vote. Whether the redemption will be considered “not essentially equivalent to a dividend” with respect to a Redeeming U.S. Holder will depend upon the particular circumstances of that U.S. holder. At a minimum, however, the redemption must result in a meaningful reduction in the Redeeming U.S. Holder’s actual or constructive percentage ownership of the Company. The IRS has ruled that any reduction in a shareholder’s proportionate interest is a “meaningful reduction” if the shareholder’s relative interest in the corporation is minimal and the shareholder does not have meaningful control over the corporation.

If none of the redemption tests described above give rise to capital gain or loss, the consideration paid to the Redeeming U.S. Holder will be treated as dividend income for U.S. federal income tax purposes to the extent of our current or accumulated earnings and profits. However, for the purposes of the dividends-received deduction and of “qualified dividend” treatment, due to the redemption right, a Redeeming U.S. Holder may be unable to include the time period prior to the redemption in the shareholder’s “holding period.” Any distribution in excess of our earnings and profits will reduce the Redeeming U.S. Holder’s basis in the shares (but not below zero), and any remaining excess will be treated as gain realized on the sale or other disposition of the shares.

As these rules are complex, U.S. holders of shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption will be treated as a sale or as a distribution under the Code.

Certain Redeeming U.S. Holders who are individuals, estates or trusts pay a 3.8% tax on all or a portion of their “net investment income” or “undistributed net investment income” (as applicable), which may include all or a portion of their capital gain or dividend income from their redemption of shares. Redeeming U.S. Holders should consult their tax advisors regarding the effect, if any, of the net investment income tax.

Passive Foreign Investment Company Rules

A foreign (i.e., non-U.S.) corporation will be a passive foreign investment company (or “PFIC”) for U.S. tax purposes if at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income. Alternatively, a foreign corporation will be a PFIC if at least 50% of its assets in a taxable year of the foreign corporation, ordinarily determined based on fair market value and averaged quarterly over the year, including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.

Because the Company is a blank check company, with no current active business, we believe that it is likely that we have met the PFIC asset or income test beginning with our initial taxable year. However, pursuant to a start-up exception, a corporation will not be a PFIC for the first taxable year the corporation has gross income, if (1) no predecessor of the corporation was a PFIC; (2) the corporation satisfies the IRS that it will not be a PFIC for either of the first two taxable years following the start-up year; and (3) the corporation is not in fact a PFIC for either of those years. The applicability of the start-up exception to us will not be known until after the close of our current taxable year. If we do not satisfy the start-up exception, we will likely be considered a PFIC since our date of formation, and will continue to be treated as a PFIC until we no longer satisfy the PFIC tests (although, as stated below, in general the PFIC rules would continue to apply to any U.S. holder who held our securities at any time we were considered a PFIC).

If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a Redeeming U.S. Holder of our shares, rights or warrants and, in the case of our shares, the Redeeming U.S. Holder did not make either a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder held (or was deemed to hold) shares or a timely “mark to market” election, in each case as described below, such holder generally will be subject to special rules with respect to:

•	any gain recognized by the Redeeming U.S. Holder on the sale or other disposition of its shares (which would include the redemption, if such redemption is treated as a sale under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above); and

•	any “excess distribution” made to the Redeeming U.S. Holder (generally, any distributions to such Redeeming U.S. Holder during a taxable year of the Redeeming U.S. Holder that are greater than 125% of the average annual distributions received by such Redeeming U.S. Holder in respect of the shares during the three preceding taxable years of such Redeeming U.S. Holder or, if shorter, such Redeeming U.S. Holder’s holding period for the shares), which may include the redemption to the extent such redemption is treated as a distribution under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above.

Under these special rules,

•	the Redeeming U.S. Holder’s gain or excess distribution will be allocated ratably over the Redeeming U.S. Holder’s holding period for the shares;

•	the amount allocated to the Redeeming U.S. Holder’s taxable year in which the Redeeming U.S. Holder recognized the gain or received the excess distribution, or to the period in the Redeeming U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

•	the amount allocated to other taxable years (or portions thereof) of the Redeeming U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the Redeeming U.S. Holder; and

•	the interest charge generally applicable to underpayments of tax will be imposed in respect of the tax attributable to each such other taxable year of the Redeeming U.S. Holder.

In general, if we are determined to be a PFIC, a Redeeming U.S. Holder may avoid the PFIC tax consequences described above in respect to our shares (but not our rights or warrants) by making a timely QEF election (if eligible to do so) to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the Redeeming U.S. Holder in which or with which our taxable year ends. In general, a QEF election must be made on or before the due date (including extensions) for filing such Redeeming U.S. Holder’s tax return for the taxable year for which the election relates. A Redeeming U.S. Holder may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge.

A Redeeming U.S. Holder may not make a QEF election with respect to its rights or warrants. As a result, if a Redeeming U.S. Holder sells or otherwise disposes of its rights or warrants, any gain recognized generally will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above, if we were a PFIC at any time during the period the Redeeming U.S. Holder held the rights or warrants. If a Redeeming U.S. Holder that receives Ordinary Shares pursuant to the rights or warrants properly makes a QEF election with respect to the newly acquired shares (or has previously made a QEF election with respect to our shares), the QEF election will apply to the newly acquired shares, but the adverse tax consequences relating to PFIC shares, adjusted to take into account the current income inclusions resulting from the QEF election, will continue to apply with respect to such newly acquired shares, unless the Redeeming U.S. Holder makes a purging election. The purging election creates a deemed sale of such shares at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the Redeeming U.S. Holder will have a new basis and holding period in the shares acquired upon the receipt of Ordinary Shares acquired pursuant to the rights or warrants for purposes of the PFIC rules.

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A Redeeming U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

In order to comply with the requirements of a QEF election, a Redeeming U.S. Holder must receive a PFIC annual information statement from us. If we determine we are a PFIC for any taxable year, we will endeavor to provide to a Redeeming U.S. Holder such information as the IRS may require, including a PFIC annual information statement, in order to enable the Redeeming U.S. Holder to make and maintain a QEF election. However, there is no assurance that we will have timely knowledge of our status as a PFIC in the future or of the required information to be provided.

If a Redeeming U.S. Holder has made a QEF election with respect to our shares, and the special tax and interest charge rules do not apply to such shares (because of a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) such shares or a purge of the PFIC taint pursuant to a purging election, as described above), any gain recognized on the sale of our shares generally will be taxable as capital gain and no interest charge will be imposed. As discussed above, Redeeming U.S. Holders of a QEF are currently taxed on their pro rata shares of its earnings and profits, whether or not distributed. In such case, a subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable as a dividend to such Redeeming U.S. Holders. The tax basis of a Redeeming U.S. Holder’s shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules. Similar basis adjustments apply to property if by reason of holding such property the Redeeming U.S. Holder is treated under the applicable attribution rules as owning shares in a QEF.

Although a determination as to our PFIC status will be made annually, a determination that we are a PFIC for any particular year will generally apply for subsequent years to a Redeeming U.S. Holder who held shares, rights or warrants while we were a PFIC, whether or not we meet the test for PFIC status in those subsequent years. A Redeeming U.S. Holder who makes the QEF election discussed above for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) our shares and receives the requisite PFIC annual information statement, however, will not be subject to the PFIC tax and interest charge rules discussed above in respect to such shares. In addition, such Redeeming U.S. Holder will not be subject to the QEF inclusion regime with respect to such shares for any taxable year of us that ends within or with a taxable year of the Redeeming U.S. Holder and in which we are not a PFIC. On the other hand, if the QEF election is not effective for each of our taxable years in which we are a PFIC and the Redeeming U.S. Holder holds (or is deemed to hold) our shares, the PFIC rules discussed above will continue to apply to such shares unless the holder makes a purging election, as described above, and pays the tax and interest charge with respect to the gain inherent in such shares attributable to the pre-QEF election period.

Alternatively, if a Redeeming U.S. Holder, at the close of its taxable year, owns shares in a PFIC that are treated as marketable stock, the Redeeming U.S. Holder may make a mark-to-market election with respect to such shares for such taxable year. If the Redeeming U.S. Holder makes a valid mark-to-market election for the first taxable year of the Redeeming U.S. Holder in which the Redeeming U.S. Holder holds (or is deemed to hold) shares and for which we are determined to be a PFIC, such holder generally will not be subject to the PFIC rules described above in respect to its shares. Instead, in general, the Redeeming U.S. Holder will include as ordinary income each year the excess, if any, of the fair market value of its shares at the end of its taxable year over the adjusted basis in its shares. The Redeeming U.S. Holder also will be allowed to take an ordinary loss in respect of the excess, if any, of the adjusted basis of its shares over the fair market value of its shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The Redeeming U.S. Holder’s basis in its shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of the shares will be treated as ordinary income. Currently, a mark-to-market election may not be made with respect to our rights or warrants.

The mark-to-market election is available only for stock that is regularly traded on a national securities exchange that is registered with the Securities and Exchange Commission, including the Nasdaq Global Market, or on a foreign exchange or market that the IRS determines has rules sufficient to ensure that the market price represents a legitimate and sound fair market value. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a mark-to-market election in respect to our shares under their particular circumstances.

If we are a PFIC and, at any time, have a foreign subsidiary that is classified as a PFIC, Redeeming U.S. Holders generally would be deemed to own a portion of the shares of such lower-tier PFIC, and generally could incur liability for the deferred tax and interest charge described above if we receive a distribution from, or dispose of all or part of our interest in, the lower-tier PFIC or the Redeeming U.S. Holders otherwise were deemed to have disposed of an interest in the lower-tier PFIC. We will endeavor to cause any lower-tier PFIC to provide to a Redeeming U.S. Holder the information that may be required to make or maintain a QEF election with respect to the lower-tier PFIC. However, there is no assurance that we will have timely knowledge of the status of any such lower-tier PFIC. In addition, we may not hold a controlling interest in any such lower-tier PFIC and thus there can be no assurance we will be able to cause the lower-tier PFIC to provide the required information. Redeeming U.S. Holders are urged to consult their own tax advisors regarding the tax issues raised by lower-tier PFICs.

A Redeeming U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the Redeeming U.S. Holder, may have to file an IRS Form 8621(whether or not a QEF or market-to-market election is made) and such other information as may be required by the U.S. Treasury Department.

The application of the PFIC rules is extremely complex. Shareholders who are considering participating in the redemption and/or selling, transferring or otherwise disposing of their shares should consult with their tax advisors concerning the application of the PFIC rules in their particular circumstances.

U.S. Federal Income Tax Considerations to Non-U.S. Shareholders

This section is addressed to Redeeming Non-U.S. Holders (as defined below) of the Company’s shares that elect to have their shares redeemed for cash as described in the section entitled “Proposals No. 1— The Extension Amendment Proposal — Redemption Rights.” For purposes of this discussion, a “Redeeming Non-U.S. Holder” is a beneficial owner (other than a partnership or entity treated as a partnership for U.S. federal income tax purposes) that so redeems its shares and is not a Redeeming U.S. Holder.

Except as otherwise discussed in this section, a Redeeming Non-U.S. Holder generally will not be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption unless the gain is effectively connected with such Redeeming Non-U.S. Holder’s conduct of a trade or business within the United States (and, if any income tax treaty applies, is attributable to a U.S. permanent establishment or fixed base maintained by the Redeeming Non-U.S. Holder).

Dividends (including constructive dividends) and gains that are effectively connected with a Redeeming Non-U.S. Holder’s conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, are attributable to a permanent establishment or fixed base in the United States) generally will be subject to U.S. federal income tax at the same regular U.S. federal income tax rates applicable to a comparable Redeeming U.S. Holder and, in the case of a Redeeming Non-U.S. Holder that is a corporation for U.S. federal income tax purposes, also may be subject to an additional branch profits tax at a 30% rate or a lower applicable tax treaty rate.

Non-U.S. holders of shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their shares will be treated as a sale or as a distribution under the Code, and whether they will be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption based upon their particular circumstances.

Under the Foreign Account Tax Compliance Act (“FATCA”) and U.S. Treasury regulations and administrative guidance thereunder, a 30% United States federal withholding tax may apply to certain income paid to (i) a “foreign financial institution” (as specifically defined in FATCA), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its United States “account” holders (as specifically defined in FATCA) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such non-financial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. Redeeming Non-U.S. Holders should consult their own tax advisors regarding this legislation and whether it may be relevant to their disposition of their shares or rights.

Backup Withholding

In general, proceeds received from the exercise of redemption rights will be subject to backup withholding for a non-corporate Redeeming U.S. Holder that:

•	fails to provide an accurate taxpayer identification number;

•	is notified by the IRS regarding a failure to report all interest or dividends required to be shown on his or her federal income tax returns; or

•	in certain circumstances, fails to comply with applicable certification requirements.

A Redeeming Non-U.S. Holder generally may eliminate the requirement for information reporting and backup withholding by providing certification of its foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.

Any amount withheld under these rules will be creditable against the Redeeming U.S. Holder’s or Redeeming Non-U.S. Holder’s U.S. federal income tax liability or refundable to the extent that it exceeds this liability, provided that the required information is timely furnished to the IRS and other applicable requirements are met.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any shareholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment Proposal and any redemption of your Public Shares.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of a majority of at least two-thirds (2/3) of the Ordinary Shares who, being present and entitled to vote at the Meeting, vote at the Meeting or any adjournment or postponement thereof.

Resolution to be Voted Upon

See Annex A.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE COMPANY VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL.

PROPOSAL NO. 2 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Meeting to a later date or dates or indefinitely, if necessary, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals or (ii) if the Board determines before the Meeting that it is not necessary or no longer desirable to proceed with the proposals. The Adjournment Proposal may be presented to the Company’s shareholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Meeting to approve the Extension Amendment Proposal. For the avoidance of doubt, if put forth at the Meeting, the Adjournment Proposal will be the first and only proposal voted on and the Extension Amendment Proposal will not be submitted to the shareholders for a vote.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by the Company’s shareholders, the Board may not be able to adjourn the Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the Meeting to approve the Extension Amendment Proposal.

Vote Required for Approval

The approval of the Adjournment Proposal (if put to the Meeting) requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the Ordinary Shares who, being present and entitled to vote at the Meeting, vote at the Meeting or any adjournment or postponement thereof. Failure to vote by proxy or to vote oneself at the Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Adjournment Proposal.

Resolution to be Voted Upon

RESOLVED, as an ordinary resolution, that the Meeting be adjourned to a later date or dates or indefinitely, if necessary, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals or (ii) if the Board determines before the Meeting that it is not necessary or no longer desirable to proceed with the proposals.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE COMPANY VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

BACKGROUND

We are a blank check company incorporated as a Cayman Islands exempted company on July 1, 2020. We were incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar Business Combination.

There are currently 9,448,000 of our Ordinary Shares issued and outstanding. As of the Record Date, approximately $[ ] million from our initial public offering and the simultaneous sale of the Private Placement Units is being held in our Trust Account in the United States maintained by Continental, acting as trustee, invested in U.S. “government securities”, within the meaning of Section 2(a)(16) of the Investment Company Act, with a maturity of 180 days or less or in any open ended investment company that holds itself out as a money market fund selected by us meeting the conditions of Rule 2a-7 of the Investment Company Act, until the earlier of: (i) the consummation of a Business Combination or (ii) the distribution of the proceeds in the Trust Account as described below.

You are not being asked to vote on the Business Combination at this time. If the Charter Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a shareholder on the Record Date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to shareholders and the right to redeem your Public Shares for cash in the event the Business Combination is approved and completed or we have not consummated a Business Combination by the Charter Extension Date.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our Ordinary Shares as of the Record Date, but for purposes of this table after giving effect to the Founder Conversion that our Sponsor is considering consummating, based on information obtained from the persons named below, with respect to the beneficial ownership of Ordinary Shares, by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding Ordinary Shares;

•	each of our executive officers and directors that beneficially owns our Ordinary Shares; and

•	all our executive officers and directors as a group.

In the table below, percentage ownership is based on 9,448,000 Ordinary Shares issued and outstanding as of the Record Date. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all Ordinary Shares beneficially owned by them. The following table does not reflect record or beneficial ownership of the private placement rights included as part of the Private Placement Units as these rights are not convertible within 60 days of the date of the Record Date.

Name and Address of Beneficial Owner (1)	Number of Ordinary Shares Beneficially Owned	Approximate Percentage of Outstanding Ordinary Shares
Xiaosen Sponsor LLC	2,270,000	24%
Jian Zhang (2)	2,270,000	24%
Joseph Valenza	—	—
Zhanming Zhang	—	—
John Wallace	—	—
Ning Wang	—	—
Jirong Lyu	—	—
Yiwen Ma	—	—
All directors and officers as a group (7 individuals)	2,270,000	24%

(1)	Unless otherwise noted, the business address of each of the above entities or individuals is Unit 1006, Block C, Jinshangjun Park, No. 2 Xiaoba Road, Panlong District, Kunming, Yunnan, China.

(2)	Represents shares held by our Sponsor. The shares held by our Sponsor are beneficially owned by Jian Zhang, our Chief Executive Officer, who, as the manager of our sponsor, has voting and dispositive power over the shares held by our sponsor. Each of our officers and directors is or will be, directly or indirectly, a member of our sponsor.

FUTURE SHAREHOLDER PROPOSALS

If the Extension Amendment Proposal is approved, we anticipate that we will hold an extraordinary general meeting before the Charter Extension Date to consider and vote upon approval of a Business Combination. Accordingly, if we consummate a Business Combination, the Company’s next annual general meeting will be held at a future date to be determined by the post-Business Combination company. If the Extension Amendment Proposal is not approved, or if it is approved but we do not consummate a Business Combination before the Charter Extension Date, the Company will wind up, liquidate and dissolve.

HOUSEHOLDING INFORMATION

Unless the Company has received contrary instructions, the Company may send a single copy of this proxy statement to any household at which two or more shareholders reside if the Company believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce the Company’s expenses. However, if shareholders prefer to receive multiple sets of the Company’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of the Company’s disclosure documents, the shareholders should follow these instructions:

•	if the shares are registered in the name of the shareholder, the shareholder should contact the Company at the following:

Distoken Acquisition Corporation

Unit 1006, Block C, Jinshangjun Park

No. 2 Xiaoba Road, Panlong District

Kunming, Yunnan, China

•	if a broker, bank or nominee holds the shares, the shareholder should contact the broker, bank or nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC as required by the Exchange Act. The Company’s public filings are also available to the public from the SEC’s website at www.sec.gov. You may request a copy of the Company’s filings with the SEC (excluding exhibits) at no cost by contacting the Company at the address and/or telephone number below.

If you would like additional copies of this proxy statement or the Company’s other filings with the SEC (excluding exhibits) or if you have questions about the proposals to be presented at the Meeting, you should contact the Company at the following address and e-mail address:

Distoken Acquisition Corporation

Unit 1006, Block C, Jinshangjun Park

No. 2 Xiaoba Road, Panlong District

Kunming, Yunnan, China

You may also obtain additional copies of this proxy statement by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address, telephone number and e-mail address:

Advantage Proxy, Inc.
PO Box 10904
Yakima, WA 98909
Attn: Karen Smith
Toll Free Telephone: (877) 870-8565
Main Telephone: (206) 870-8565
E-mail: ksmith@advantageproxy.com

You will not be charged for any of the documents you request. If your shares are held in a stock brokerage account or by a bank or other nominee, you should contact your broker, bank or other nominee for additional information.

If you are a shareholder of the Company and would like to request documents, please do so by [    ], 2023, five business days prior to the Meeting, in order to receive them before the Meeting. If you request any documents from the Company, such documents will be mailed to you by first class mail or another equally prompt means.

ANNEX A

PROPOSED AMENDMENT

TO THE

SECOND AMENDED AND RESTATED

MEMORANDUM AND ARTICLES OF ASSOCIATION

OF

DISTOKEN ACQUISITION CORPORATION

(the “Company”)

RESOLVED, as a special resolution, that Article 48.7 of the Amended and Restated Memorandum of Association of the Company is hereby amended and restated to read in its entirety as follows:

48.7 In the event that the Company does not consummate a Business Combination by August 19, 2024 (or, if the Registrar of Companies of the Cayman Islands shall not be open for business (including filing of corporate documents) on such date the next date upon which the Registrar of Companies of the Cayman Islands shall be open (the "Deadline Date"), or such later time as the Members may approve in accordance with the Articles, the Company shall:

(a)	cease all operations except for the purpose of winding up;

(b)	as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less up to $50,000 of interest to pay dissolution expenses, and which interest shall be net of taxes payable), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members' rights as Members (including the right to receive further liquidation distributions, if any); and

(c)	as promptly as reasonably possible following such redemption, subject to the approval of the Company's remaining Members and the Directors, liquidate and dissolve,

subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.

A-1

PRELIMINARY PROXY CARD — SUBJECT TO COMPLETION

DISTOKEN ACQUISITION CORPORATION

UNIT 1006, BLOCK C, JINSHANGJUN PARK

NO. 2 XIAOBA ROAD, PANLONG DISTRICT

KUNMING, YUNNAN, CHINA

FOR THE EXTRAORDINARY GENERAL MEETING OF

SHAREHOLDERS OF

DISTOKEN ACQUISITION CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Jian Zhang and Jirong Lyu (each, a “Proxy”; collectively, the “Proxies”) as proxies, each with full power to act and the power to appoint a substitute to vote the shares that the undersigned is entitled to vote (the “Shares”) at the extraordinary general meeting of Distoken Acquisition Corporation (the “Company”) to be held on [ ], 2023 at 10:00 a.m. Eastern Time, at the offices of Ellenoff Grossman & Schole LLP located at 1345 Avenue of the Americas, 11th Floor, New York, NY 10105 or at any adjournments and/or postponements thereof. The Company will also be hosting the extraordinary general meeting via live webcast on the Internet at [ ]. Such Shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in each Proxy’s discretion on such other matters as may properly come before the extraordinary general meeting or any adjournment or postponement thereof.

The undersigned acknowledges receipt of the accompanying proxy statement and revokes all prior proxies for said meeting.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)

~ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ~

DISTOKEN ACQUISITION CORPORATION — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.		Please mark votes as ☒ indicated in this example

(1) The Extension Amendment Proposal — To approve, as a special resolution, an amendment to the Company’s Amended and Restated Memorandum and Articles of Association (the “Memorandum and Articles of Association”) to give the Company’s board of directors (the “Board”) the right to extend the date by which the Company has to consummate a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination involving the Company, with one or more businesses (a “business combination”) (such date, the “Termination Date”) from November 17, 2023 (the “Original Termination Date”) (as extended, the “Charter Extension”) until August 19, 2024 (as extended, the “Charter Extension Date”), or such earlier date as determined by the Board (the “Extension Amendment Proposal”).	FOR ☐	AGAINST ☐	ABSTAIN ☐

(2) The Adjournment Proposal — To approve, as an ordinary resolution, the adjournment of the Meeting to a later date or dates or indefinitely, if necessary, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals or (ii) if the Board determines before the Meeting that it is not necessary or no longer desirable to proceed with the proposals (the “Adjournment Proposal”). For the avoidance of doubt, if put forth at the Meeting, the Adjournment Proposal will be the first and only proposal voted on and the Extension Amendment Proposal will not be submitted to the shareholders for a vote.	FOR ☐	AGAINST ☐	ABSTAIN ☐
Date: ______, 2023

Signature

Signature (if held jointly)

When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

A vote to abstain will have no effect on proposal 1 and proposal 2. The Shares represented by the Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this Proxy will be voted FOR each of proposals 1 and 2. If any other matters properly come before the meeting, the Proxies will vote on such matters in their discretion.

~ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ~